Exhibit 10.4

EXCLUSIVE OPTION AGREEMENT

AMONG

XI’AN SOFTECH CO., LTD

AND

LI TAO AND OTHER INDIVIDUALS

XI’AN TECHTEAM INVESTMENT HOLDING GROUP COMPANY

SHENZHEN CAPITAL GROUP CO., LTD

XI’AN HONGTU CAPITAL CO., LTD

SHAANXI YUANXING SECIENCE AND TECHNOLOGY CO., LTD

AND

XI’AN KINGTONE INFORMATION TECHNOLOGY CO., LTD

December 15, 2009

EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (the “Agreement) is entered into as of  December 15, 2009 among the following Parties in Xi’an.

Party A: Xi’an Softech Co., Ltd
Registered Address: 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China
Legal Representative: Wang Wan Jiao

Party B: Li Tao and other seventeen individuals (collectively, the “Individual Shareholders”), the specific list of the Individual Shareholders is referred herero as Exhibit A

Party C:Xi’an TechTeam Investment Holding Group Company
Registered Address: 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China
Legal Representative: Li Tao

Party D: Shenzhen Capital Group Co., Ltd
Registered Address: District B, 11/F OF Investment Mall, No.4009, Shennan Avenue, Futian District, Shenzhen City
Legal Representative: Jin Hai Tao

Party E: Xi’an Hongtu Capital Co., Ltd
Registered Address: 7/F of Xi’an Tourism Mall, No.27, South two links, Beilin District, Xi’an City
Legal Representative: Xia Fu Xi

Party F: Shaanxi Yuanxing Science and Technology Co., Ltd
Registered Address: 18/F of Xin Ji Yuan Square, Gaoxin Road, Xi’an City
Legal Representative: Chen Li Ke

Party G: Xi’an Kingtone Information Technology Co., Ltd
Registered Address: 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China
Legal Representative: Li Tao

In this Agreement, Party A, Party B, Party C, Party D, Party E, Party F and Party G are called collectively as the “Parties” and each of them is called as the “Party”. Party B, Party C, Party D, Party E and Party F are collectively called as the “All Shareholders”.

WHEREAS,

1.         Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”);

2.         Party G is a company limited by shares incorporated in Xi’an and with business license issued by the Xi’an Administration for Industry and Commerce;

3.         As of the date of this Agreement, Party B, Party C, Party D, Party E and Party F are shareholders of Xi’an Kingtone Information Technology Co., Ltd (hereinafter referred to as “Kingtone Information”) and collectively legally hold all of the equity interest of Kingtone Information, of which Party B holds 61.6%, Party C holds 25% Party D holds 7.42%, Party E holds 3.30%, Party F holds 2.68%.

NOW, THEREFORE, the Parties through mutual negotiations hereby enter into this Agreement according to the following terms and conditions:

Article 1    The Grant and Exercise of Purchase Option

1.1      Grant: All Shareholders hereby grant Party A an irrevocable exclusive purchase option to purchase all or part of the shares of Party G, currently owned by any of Party B and Party C, Party D, Party E and Party F; Party G further hereby grant Party A an irrevocable exclusive purchase option to purchase all or part of the assets and business of Party G, in each case in accordance with Article 1.3 of this contract (the “Option”). The aforesaid purchase options are irrevocable and shall be exercised only by Party A (or the qualified persons appointed by Party A). The term “person” used herein shall include any entity, corporation, partnership, joint venture and non-corporate organizations.

1.2      Exercise Procedures

1.2.1              Party A shall notify All Shareholders in writing prior to exercising its option (the “Option Notice” hereinafter).

1.2.2              The next day upon receipt of the Option Notice, All Shareholders and Kingtone Information, together with Party A (or the qualified person appointed by Party A), shall promptly compile a whole set of documents (the “Transfer Documents”) to be submitted to the government bodies for approving the shares or assets and business transfer in connection with the Option exercise so that the shares or assets and business transfer can be transferred, in whole or in part.

1.2.3              Upon the completion of the compilation of all the Transfer Documents and the Transfer Documents being confirmed by Party A, All Shareholders and Party G shall promptly and unconditionally obtain, together with Party A (or the qualified person appointed by Party A), all approvals, permissions, registrations, documents and other necessary approvals to effectuate the transfer of the shares and remaining assets and business of Party G in connection with the Option exercise.

1.3      Exercise Condition: Party A may immediately exercise the option of acquiring the equity interests in or remaining assets and business of Party G whenever Party A considers it necessary to acquire Party G and it is doable in accordance with PRC laws and regulations.

Article 2    Acquisition

Party A and All Shareholders shall enter into relevant agreements regarding the price of acquisition based on the circumstances of the exercise of option. Party A has the discretion to decide the time and arrangement of the acquisition, provided that the acquisition will not violate any PRC laws or regulations then in effect.

Article 3    Representations and Warranties

3.1      Each party hereto represents to the other Parties that: (i) it has all the necessary rights, powers and authorizations to enter into this Agreement and perform its duties and obligations hereunder; (ii) All Shareholders warrant, represent and guarantee that this Agreement, the Restructuring Exercise or the Listing shall be in compliance with any and all applicable PRC laws and shall indemnify, defend and hold harmless Party A and Party G for all fines, penalties, damages or claims sustained by Party A or Party G arising out of Party B, Party C, Party D, Party E and Party F’s violation of this section; and (iii) the execution or performance of this Agreement shall not violate any contract or agreement to which it is a party or by which it or its assets are bounded.

3.2      All Shareholders and Party G hereto represent to Party A that: With respect to the equity interest held by All Shareholders in Party G, (i) Party B, Party C, Party D, Party E and Party F are legally registered shareholders of party G and have paid Party G the full amount of their respective portions of Party G's registered capital required under the PRC laws; (ii) except Pledge of Equity Agreement, signed by and between All Shareholders and Party A on December 15, 2009 in Xi’an, none of Party B, Party C, Party D, Party E and Party F has mortgaged or pledged his/her shares of Party G, and noe of them has granted any security interest or borrow against his/her shares of Party G in any form; and (iii) none of Party B, Party C, Party D, Party E and Party has sold or will sell to any third party its equity interests in Party G.

3.3      With respect to the assets of Party G which may be transferred to Party A at Party A’s option hereunder, (i) Party G owns all such assets and has not mortgaged or pledged or otherwise encumber such assets; and (ii) Party G has not sold or will sell to any third party such assets.

3.4      Party G hereto represents to Party A that: (i) it is a company limited by shares duly registered and validly existing under the PRC law; and (ii) its business operations are in compliance with applicable laws of the PRC in all material aspects.

Article 4    Covenants

The Parties further agree as follows:

4.1      Before Party A has acquired all the equity/assets and business of Party G by exercising the purchase option provided hereunder, Party G shall not:

4.1.1     sell, assign, mortgage or otherwise dispose of, or create any encumbrance on, any of its assets, operations or any legal or beneficiary interests with respect to its revenues (unless such sale, assignment, mortgage, disposal or encumbrance is relating to its daily operation or has been disclosed to and agreed upon by Party A in writing);

4.1.2     enter into any transaction which may materially affect its assets, liability, operation, shareholders’ equity or other legal rights (unless such transaction is relating to its daily operation or has been disclosed to and agreed upon by Party A in writing); and

4.1.3     distribute any dividend to its shareholders in any manner.

4.2      Before Party A has acquired all the equity/assets/business of Party G by exercising the purchase option provided hereunder, All Shareholders shall not:

4.2.1     sell, assign, mortgage or otherwise dispose of, or create any encumbrance on, any of the equity held by them in Party G, except for the pledge of such shares made according to the Pledge of Equity Agreement, signed by and between All Shareholders and Party A on December 15, 2009 in Xi’an.

4.3      Before Party A has acquired all the equity/assets/business of Party G by exercising the purchase option provided hereunder, All Shareholders and/or Party G shall not individually or collectively:

4.3.1     supplement, alter or amend the articles of association of Party G in any manner to the extent that such supplement, alteration or amendment may have a material effect on Party G's assets, liability, operation, shareholders’ equity or other legal rights;

4.3.2     cause Party G to enter into any transaction to the extent such transaction may have a material effect on Party G's assets, liability, operation, shareholders’ equity or other legal rights (unless such transaction is relating to Party G's daily operation or has been disclosed to and agreed upon by Party A in writing); and

4.4      Non Competition:

When Party A exercises the Option, each of Party B, Party C and Party D, Party E and Party F irrevocably and unconditionally agree and undertake to Party A that it will not without the prior written consent of Party A:

(a)         be directly or indirectly engaged or concerned (whether as an employee, agent, independent contractor, consultant, advisor or otherwise) in the conduct of any business competing with Party A’s Business (the “Business”);
(b)        carry on for his, her or its own account either alone or in partnership or be concerned as a director or shareholder in any company engaged in any business competing with the Business;
(c)         assist any person, firm or company with technical advice or assistance in relation to any business competing with the Business
(d)        solicit or entice away or attempt to solicit or entice away the custom of any person, firm, company or organization who shall at any time have been a customer, client, distributor or agent of Party A or in the habit of dealing with Party A;
(e)         solicit or entice away or attempt to solicit or entice away from Party A any person who is an officer, manager or employee of Party A whether or not such person would commit a breach of his contract of employment by reason of leaving Party A;
(f)         in relation to any trade, business or company, use any name in such a way as to be capable of or likely to be confused with the name of Party A and shall use all reasonable endeavors to procure that no such name shall be used by any other person, firm or company;
(g)        otherwise be interested, directly or indirectly, in any business competing with the Business.

Article 5    Assignment of Agreement

5.1      All Shareholders and Party G shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of Party A.

5.2      Each of Party B, Party C and Party D, Party E, Party F and Party G hereby agrees that Party A shall have the right to transfer all of its rights and obligation under this Agreement to any third party whenever it desires. Any such transfer shall only be subject to a written notice sent to Party B, Party C and Party D, Party E and Party F and Party G by Party A, and no any further consent from Party B, Party C and Party D, Party E, Party F and Party G will be required.

Article 6    Confidentiality

The Parties acknowledge and confirm that any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

6.1      The materials is known or will be known by the public (except for any materials disclosed to the public by the Party who receives such materials);

6.2      The materials are required to be disclosed under the applicable laws or the rules or provisions of stock exchange; or

6.3      The materials disclosed by each Party to its legal or financial consultant relate to the transaction contemplated under this Agreement, and such legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by an employee of any Party shall be deemed disclosure of such materials by such Party, and such Party shall be liable for breaching the contract. This Article 6 shall survive this Agreement even if this Agreement is invalid, amended, revoked, terminated or unenforceable by any reason.

Article 7    Breach of Contract

Any violation of any provision hereof, any incomplete or mistaken performance of any obligation provided hereunder, any misrepresentation made hereunder, any material nondisclosure or omission of any material fact, or any failure to perform any covenants provided hereunder by any Party shall constitute a breach of this Agreement. The breaching Party shall be liable for any such breach pursuant to the applicable laws.

Article 8    Applicable Law and Dispute Resolution

8.1      Applicable Law

The execution, validity, interpretation and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of PRC.

8.2      Dispute Resolution

The Parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission in accordance with its rules. The arbitration award shall be final, conclusive and binding upon both Parties.

Article 9    Effectiveness and Termination

9.1      This Agreement shall be effective upon the execution hereof by all Parties hereto and shall remain effective thereafter.

9.2      This Agreement may not be terminated without the unanimous consent of all the Parties except that Party A may, by giving thirty days prior notice to the other Parties hereto, terminate this Agreement.

Article 10    Miscellaneous

10.1    Amendment, Modification and Supplement

Any amendment and supplement to this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed an integral part of this Agreement and shall have the same legal effect as this Agreement.

10.2    Entire Agreement

The Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous agreements and understandings in oral or written form.

10.3    Severability

If any provision of this Agreement is adjudicated to be invalid or non-enforceable according to relevant PRC laws of the PRC, such a provision shall be deemed invalid only to the extent the PRC laws are applicable in China, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through consultation based on the principal of fairness, replace such invalid, illegal or non-enforceable provision with valid provision so that any substituted provision may bring the similar economic effects as those intended by the invalid, illegal or non-enforceable provision.

10.4    Headings

The headings contained in this Agreement are for the convenience of reference only and shall not in any other way affect the interpretation, explanation or the meaning of the provisions of this Agreement.

10.5    Language and Copies

This Agreement is written in Chinese and English and both the English version and Chinese version shall have the same effect. This Agreement is executed in twenty-four copies for each version; each Party holds one and each original copy has the same legal effect.

10.6    Successor

This Agreement shall bind and benefit the successor or the transferee of each Party.

(This space intentionally left blank)

IN WITNESS HEREOF, the Parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PARTY A: Xi’an Softech Co., Ltd.

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Wang Wan Jiao

PARTY B:

Li Tao

(Signature):	/s/ Li Tao

Chen Xue Tao

(Signature):	/s/ Chen Xue Tao

Wang Wan Jiao

(Signature):	/s/ Wang Wan Jiao

Wu Li

(Signature):	/s/ Wu Li

Pu Wei

(Signature):	/s/ Pu Wei

Zhang Yu Fan

(Signature):	/s/ Zhang Yu Fan

Guo Ming

(Signature):	/s/ Guo Ming

Zhang Wei

(Signature):	/s/ Zhang Wei

Li Jian Ping

(Signature):	/s/ Li Jian Ping

Qin Shu Ling

(Signature):	/s/ Qin Shu Ling

Li Jing

(Signature):	/s/ Li Jing

Zhang Xiao Ming

(Signature):	/s/ Zhang Xiao Ming

Zhang Xiao Bin

(Signature):	/s/ Zhang Xiao Bin

Wang Wei

(Signature):	/s/ Wang Wei

Zhang Peng

(Signature):	/s/ Zhang Peng

Xi Peng Guo

(Signature):	/s/ Xi Peng Guo

Chen Xian Ying

(Signature):	/s/ Chen Xian Ying

Ma Jun

(Signature):	/s/ Ma Jun

PARTY C: Xi’an TechTeam Investment Holding Group Company

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Tao

PARTY D: Shenzhen Capital Group Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Jin Hai Tao

PARTY E: Xi’an Hongtu Capital Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Xia Fu Xi

PARTY F: Shaanxi Yuanxing Science and Technology Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Ke Chen

PARTY G: Xi’an Kingtone Information Technology Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Tao

Exhibit A

List of Individual Shareholders

Name	ID Card Number	Share Percentage

Li Tao	610103196511281613	36.61%

Chen Xue Tao	61010319710930165X	8.93%

Wang Wan Jiao	610104198109266162	5.35%

Wu Li	610111620918202	1.09%

Pu Wei	610104196910302123	1.04%

Zhang Yu Fan	610103196508063244	0.89%

Guo Ming	610113195801080017	0.89%

Zhang Wei	610103197802122043	0.89%

Li Jian Pin	610103681102368	0.89%

Qin Shu Ling	610113195503020446	0.89%

Li Jing	420500197212035246	0.89%

Zhang Xiao Ming	610113195303102930	0.89%

Zhang Xiao Bin	612325197911180016	0.53%

Wang Wei	610627198201080055	0.38%

Zhang Peng	622101196712220017	0.36%

Xi Peng Guo	610431197601031334	0.36%

Chen Xian Ying	610112750201523	0.36%

Ma Jun	612728196803210253	0.36%